Exhibit 99.1

FOR IMMEDIATE RELEASE

TM ENTERTAINMENT AND MEDIA, INC. ANNOUNCES MEETING DATE AND
RECORD DATE FOR STOCKHOLDERS TO VOTE ON PROPOSED BUSINESS COMBINATION

New York, NY – September 25, 2009 – TM Entertainment and Media, Inc. (NYSE Amex: TMI; TMI/U; TMI/WS) (“TM”) today announced that its special meeting of stockholders (the “Special Meeting”) to consider, among other matters, a proposal to approve the proposed business combination between TM and privately-held Hong Kong Mandefu Holding Limited (d/b/a China MediaExpress) (“CME” or the “Company”) will be held on October 15, 2009 at 10:00 a.m., Eastern Time, at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, New York 10022. September 21, 2009 is the record date for determining the stockholders entitled to vote at the Special Meeting. Stockholders of record will be notified and invited to attend the Special Meeting and to vote on, or submit a proxy to vote on, the matters presented at the Special Meeting.

Stockholders of TM and other interested persons are advised to read the preliminary proxy statement, and all amendments thereto, and, when available, the definitive proxy statement in connection with TM’s solicitation of proxies for the Special Meeting to be held to approve the business combination with CME, because these will contain important information about CME, TM and the proposed business combination. The definitive proxy statement will be mailed to stockholders of record. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, at the SEC’s internet site at http://www.sec.gov or by directing a request to: TM Entertainment and Media, Inc., 307 East 87th Street, New York, New York 10128.

About TM Entertainment and Media, Inc.

TM Entertainment and Media, Inc. is a Delaware blank check company incorporated on May 1, 2007 in order to serve as a vehicle for the acquisition of an operating business in the entertainment, media, digital and communications industries and to seek out opportunities both domestically and internationally to take advantage of its management team’s experience in these markets. The entertainment, media, digital and communications industries encompass those companies which create, produce, deliver, own, distribute or market entertainment and information content, products and services.

About CME

CME is China’s largest television advertising operator on inter-city express buses. The Company generates revenue by selling advertisements on its network of television displays installed on over 16,000 express buses originating in eleven of China’s most prosperous regions, including the four municipalities of Beijing, Shanghai, Tianjin and Chongqing and seven economically prosperous provinces, namely Guangdong, Jiangsu, Fujian, Sichuan, Hebei, Anhui and Hubei, which generate nearly half of China’s GDP.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about the Company’s:

•	Ability to complete a combination with one or more target businesses;

•	Success in retaining or recruiting, or changes required in, management or directors following a business combination;

•	Potential inability to obtain additional financing to complete a business combination;

•	Limited pool of prospective target businesses;

•	Potential change in control if the Company acquires one of more target businesses for stock;

•	Public securities’ limited liquidity and trading;

•	The delisting of the Company’s securities from the NYSE Amex or an inability to have the Company’s securities listed on the NYSE Amex following a business combination;

•	Use of proceeds not in trust or available to the Company from interest income on the trust account balance; or

•	Financial performance.

The forward-looking statements contained in this press release are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and speak only as of the date of such press release. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

References in this press release as to “we,” “us” or “our Company” refer to TM Entertainment and Media, Inc. References to “public stockholders” refer to holders of shares of common stock sold as part of the units in our initial public offering, including any of our stockholders existing prior to our initial public offering to the extent that they purchased or acquired such shares.

CONTACT:	-OR-	INVESTOR RELATIONS:
TM Entertainment and Media, Inc.		The Equity Group Inc.
Theodore S. Green / Malcolm Bird		Lena Cati (212) 836-9611
Co-CEOs		lcati@equityny.com
(212) 289-6942		Linda Latman (212) 836-9609
llatman@equityny.com

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